                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1996 to May 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996


                               CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                               TRUST ACCOUNT #13223001
                               REMITTANCE DATE: 6/17/96

                                                Total $                     Per $1,000
                                                 Amount                      Original
                                                --------                   -----------

Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $6,373,974.36

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         6,373,974.36

A.   Interest
     (2) Aggregate Interest
      a. Class A-1 Remittance Rate(6.10%)                 6.10%
      b. Class A-1 Interest                         707,069.19                  4.91020271
      c. Class A-2 Remittance Rate(6.45%)                 6.45%
      d. Class A-2 Interest                         314,437.50                  5.37500000
      e. Class A-3 Remittance Rate(6.90%)                 6.90%
      f. Class A-3 Interest                         181,700.00                  5.75000000
      g. Class A-4 Remittance Rate(7.20%)                 7.20%
      h. Class A-4 Interest                         421,440.00                  6.00000000
      i. Class A-5 Remittance Rate(7.65%,
         unless Weighted Average Contract
         Rate is below 7.65%)                             7.65%
      j. Class A-5 Interest                         521,857.50                  6.37500000

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                     .00                         .00

      (4) Remaining:
          a. Unpaid Class A Interest
             Shortfall                                     .00                         .00

B.    Principal
      (5)  Formula Principal Distribution
           Amount                                 2,807,941.43                         N/A
       a. Scheduled Principal                       712,683.00                         N/A
       b. Principal Prepayments                   2,095,258.43                         N/A
       c. Liquidated Contracts                             .00                         N/A
       d. Repurchases                                      .00                         N/A
      (6) Pool Scheduled Principal
          Balance                               457,555,969.48                983.42383956

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996

                                 CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE: 6/17/96

                                                     Total $                  Per $1,000
                                                      Amount                   Original
                                                    ----------               ------------
(6a)  Pool Factor                                       .98342384
 (7)  Unpaid Class A Principal Shortfall
      (if any)following prior Remittance
      date                                                    .00
 (8)  Class A Percentage for such Remittance
      Date                                                  91.92%

 (9)  Class A Percentage for the following
      Remittance Date                                       91.87%

 (10) Class A Principal Distribution:
      a. Class A-1                                   2,807,941.43               19.49959326
      b. Class A-2                                            .00                       .00
      c. Class A-3                                            .00                       .00
      d. Class A-4                                            .00                       .00
      e. Class A-5                                            .00                       .00

 (11)  Class A-1 Principal Balance                 136,287,637.48              946.44192694
 (11a) Class A-1 Pool Factor                            .94644193

 (12)  Class A-2 Principal Balance                  58,500,000.00              1000.0000000
 (12a) Class A-2 Pool Factor                           1.00000000

 (13)  Class A-3 Principal Balance                  31,600,000.00              1000.0000000
 (13a) Class A-3 Pool Factor                           1.00000000

 (14)  Class A-4 Principal Balance                  70,240,000.00              1000.0000000
 (14a) Class A-4 Pool Factor                           1.00000000

 (15)  Class A-5 Principal Balance                  81,860,000.00              1000.0000000
 (15a) Class A-5 Pool Factor                           1.00000000
 (16)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                   .00

C. Aggregate Scheduled Balances and Number of
   Delinquent Contracts as of Determination Date

   (17)  31-59 days                                  2,639,859.61                        81

   (18)  60 days or more                               581,118.76                        17

   (19)  Current Month Repossessions                   174,906.38                         7

   (20)  Repossession Inventory                        262,813.80                        11

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996

                                           CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                           TRUST ACCOUNT #13223001
                                           REMITTANCE DATE: 6/17/96

                                                            Total $                  Per $1,000
                                                            Amount                   Original
                                                           ----------               ------------
Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                                   .013%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                                       .05%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                                   .058%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                                      .021%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from March 1, 2000 to
         February 28, 2001, 6.5% from March 1, 2001 to
         February 28, 2002, 8.5% from March 1, 2002 to
         February 28, 2003 and 9.5% thereafter)                                            .001%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                                              .00

    (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance
        and for current Remittance Date; may not exceed 2.25%)                             .01%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not exceed 25.5%)                  17.18%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996



                                            CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                            TRUST ACCOUNT #13223001
                                            REMITTANCE DATE: 6/17/96

                                                           Total $                  Per $1,000
                                                            Amount                   Original
                                                          ----------               ------------
(26)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance
          date greater than $9,305,367.00                                                   .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                                  8.08%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  May, 1996
                                   Page 5

                                            CUSIP#'S 393505LX8
                                            TRUST ACCOUNT #13223001
                                            REMITTANCE DATE: 6/17/96

                                                                   Total $                 Per $1,000
                                                                   Amount                   Original
                                                                 ----------               ------------
   CLASS M1 CERTIFICATES
   ---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                                             1,419,528.74

A.    Interest
(28)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.60%,
          unless Weighted Average Contract
          Rate is below 7.60%)                                           7.60%
      b.  Class M-1 Interest                                       265,050.00                 6.33333333
(29)  Amount applied to Class M-1 Interest
      Deficiency Amount                                                   .00                          0
(30)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                                   .00                          0

(31)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                             .00                          0

(32)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                             .00                          0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.  Scheduled Principal                                             .00                        N/A
      b.  Principal Prepayments                                           .00                        N/A
      c.  Liquidated Contracts                                            .00                        N/A
      d.  Repurchases                                                     .00                        N/A

(34)  Class M-1 Principal Balance                               41,850,000.00              1000.00000000
(34a) Class M-1 Pool Factor                                        1.00000000
(35)  Class M-1 Percentage for such Remittance
      Date                                                                .00%

(36)  Class M-1 Percentage for the following
      Remittance Date                                                     .00%

(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                             .00                 0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date                        .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 May, 1996

                                            CUSIP#'S 393505LY6,LZ3
                                            REMITTANCE DATE: 6/17/96


                                                                            Total $                  Per $1,000
                                                                             Amount                   Original
                                                                           ----------               ------------
Class B1 Certificates
- ---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                                        1,154,478.74

(2)   Class B-1 Remittance Rate (7.55% unless Weighted Average Contract
      Rate is below 7.55%)                                                          7.55%

(3)   Aggregate Class B1 Interest                                             117,025.00              6.29166667

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                                          .00                     .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                                             .00                     .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                                              .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                                              .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                                       .00

(8a)  Class B Percentage for such Remittance Date                                    .00

(8b)  Class B Percentage for the following
      Remittance Date                                                                .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                                         .00

(10a) Class B1 Principal Shortfall                                                   .00

(10b) Unpaid Class B1 Principal Shortfall                                            .00

(11)  Class B Principal Balance                                            37,218,332.00

(12)  Class B1 Principal Balance                                           18,600,000.00

  Class B2 Certificates
 -----------------------
(13)  Remaining Amount Available                                            1,037,453.74

(14)  Class B-2 Remittance Rate (7.90%
      unless Weighted Average Contract
      Rate is less than 7.90%)                                                      7.90%

(15)  Aggregate Class B2 Interest                                             122,570.69              6.58333357

                       GREEN TREE FINANCIAL CORPORATION
                             MANUFACTURED HOUSING
                                   CONTRACT
                        SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  May, 1996

                                            CUSIP#'S 393505LY6,LZ3
                                            REMITTANCE DATE: 6/17/96

                                                                            Total $         Per $1,000
                                                                             Amount          Original
                                                                           ----------      ------------
(16)  Amount applied to Unpaid Class  B2 Interest Shortfall                       .00               .00

(17)  Remaining Unpaid Class B2 Interest Shortfall                                .00               .00

(18)  Unpaid Class B2 Principal Shortfall (if any) following
      prior Remittance Date                                                       .00

(19)  Class B2 Principal Liquidation Loss Amount                                  .00

(20)  Class B2 Principal (zero until Class B1 paid down;
      thereafter, Class B Percentage of Formula Principal
      Distribution Amount)                                                        .00

(21)  Guarantee Payment                                                           .00

(22)  Class B2 Principal Balance                                        18,618,332.00

(23)  Monthly Servicing Fee (Deducted from Certificate Account balance to arrive at Amount Available if the Company
      or Green Tree Financial Corporation is not the
      Servicer; deducted from funds remaining after payment
      of Class A Distribution Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class B-2 Distribution
      Amount; if the Company or Green Tree Financial Corporation
      is the Servicer)                                                     191,818.30

(24)  3% Guarantee Fee                                                     723,064.75

(25)  Class C Residual Payment                                                    .00

(26)  Class M-1 Interest Deficiency on such Remittance Date                       .00

(27)  Class B-1 Interest Deficiency on such Remittance Date                       .00

(28)  Repossessed Contracts                                                174,906.38

(29)  Repossessed Contracts Remaining in Inventory                         262,813.80

(30)  Weighted Average Contract Rate                                          9.86848